Investments	12 Months Ended
Dec. 31, 2013
Schedule Of Investments [Abstract]
Investments

NOTE 8 – INVESTMENTS

During the year ending December 31, 2012, the Company purchased 1,837,595 shares of M86 Series C preferred stock and warrants to purchase 459,399 shares of M86 Series C preferred stock for a consideration of $1,601,097. As discussed in Note 1, in March 2012, M86 was acquired by Trustwave and the Company was granted 409,747 shares of Trustwave Class A common stock in exchange for its shares in M86.

During the year ending December 31, 2012, the Company was granted an additional 224,000 shares of Trustwave Class A common stock in exchange for modifying an original perpetual license agreement dated November 2, 2009. Such shares had a fair value on the date of the agreement of $3,115,840 and have been recorded as settlement proceeds for licensing agreement within other income in the accompanying statement of operations. In July 2012, the Company sold back 20,577 of these shares to Trustwave for $286,227 and accounted for this transaction under the cost recovery method. As of December 31, 2012, the Company owned approximately 1% of the common stock outstanding of Trustwave on a fully diluted basis.

During the year ended December 31, 2012 the Company was also granted 2,951,876 shares of the common stock of a software technology company with a fair value of $8,353,554 in connection with the settlement of a patent infringement lawsuit (the “Settlement Investment”) (see Note 12.) The Trustwave Shares and the Settlement Investment were accounted for under the cost method since the Finjan did not have the ability to exercise significant influence over these entities. On March 5, 2013, Finjan issued a dividend to its Former Parent consisting of its entire ownership interest in the Trustwave Shares and the Settlement Investment. As of December 31, 2013, the Company no longer held either of these investments.

On November 21, 2013, the Company made a $5 million commitment to invest in an Israel –based limited partnership venture capital fund seeking to invest in early-stage cyber technology companies. If and when the Company funds the entire amount of the investment, the investment will be less than a 10% limited partnership interest in which the Company will not be able to exercise control over the fund. Accordingly, the Company has accounted for this investment under the cost method of accounting.*

There were no identified events or changes in circumstances that are believed to have had a significant adverse effect on the fair value of the investments as of December 31, 2013 and 2012.

The following is a summary of the Company’s investments:

			Venture
	Trustwave	Settlement	Capital	Total
	Shares	Investment	Fund	Investments
	(in thousands)
Balance – January 1, 2012	$—	$—	$—	$—
Investment made during 2012	1,601	—	—	1,601
Fair value of shares granted to the Company	3,116	8,353	—	11,469
Sale of shares	(286)	—	—	(286)

Balance - December 31, 2012	4,431	8,353	—	12,784
Dividend issued to Former Parent	(4,431)	(8,353)	—	(12,784)
Investment made during 2013	—	—	500	500

Balance - December 31, 2013	$—	$—	$500	$500